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                                                                    EXHIBIT 10.1

                       TWENTY-FIRST AMENDMENT TO THE THIRD
                        AMENDED AND RESTATED AGREEMENT OF
                  LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P.

         This TWENTY-FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P., dated as of May 10, 2001 (this "Amendment"), is being executed by AIMCO-GP, Inc., a Delaware corporation (the "General Partner"), as the general partner of AIMCO Properties, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the authority conferred on the General Partner by the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of July 29, 1994, as amended and/or supplemented from time to time (the "Agreement"). Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The definition of "Majority in Interest of the Limited Partners" in
Article I of the Agreement is amended to read in its entirety as follows:

                           "Majority in Interest of the Limited Partners" means Limited Partners (other than (i) the Special Limited Partner and (ii) any Limited Partner fifty percent (50%) or more of whose equity is owned, directly or indirectly, by (a) the General Partner or (b) any REIT as to which the General Partner is a "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2))) holding more than fifty percent (50%) of the outstanding Voting Units (as defined below) held by all Limited Partners (other than (i) the Special Limited Partner and
         (ii) any Limited Partner fifty percent (50%) or more of whose equity is owned, directly or indirectly, by (a) the General Partner or (b) any REIT as to which the General Partner is a "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2))). For purposes of this definition, "Voting Units" means Partnership Common Units, Class I High Performance Partnership Units and any other class of Partnership Units having the same voting or approval rights as Partnership Common Units.

         2. The Partnership Unit Designation of the Class I Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit Q to the Agreement) is hereby amended to (i) remove from Section 2 the definition of "Majority in Interest of the Limited Partners" and (ii) to remove the second sentence from Section 10.

         3. The Partnership Unit Designation of the Class Two Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit R to the Agreement) is hereby amended to (i) remove from Section 2 the definition of "Majority in Interest of the Limited Partners" and (ii) to remove the second sentence from Section 10.

         4. The Partnership Unit Designation of the Class Four Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit T to the Agreement) is hereby amended to (i) remove from Section 2 the definition of "Majority in Interest of the Limited Partners" and (ii) to remove the second sentence from Section 11.



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         5. The Partnership Unit Designation of the Class Three Partnership
Preferred Units of AIMCO Properties, L.P. (Exhibit U to the Agreement) is hereby amended to (i) remove from Section 3 the definition of "Majority in Interest of the Limited Partners" and (ii) to remove the second sentence from Section 10.

         6. The Partnership Unit Designation of the Class Five Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit V to the Agreement) is hereby amended to (i) remove from Section 2 the definition of "Majority in Interest of the Limited Partners" and (ii) to remove the second sentence from Section 9.

         7. The Partnership Unit Designation of the Class Six Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit X to the Agreement) is hereby amended to (i) remove from Section 2 the definition of "Majority in Interest of the Limited Partners" and (ii) to remove the second sentence from Section 11.

         8. The Partnership Unit Designation of the Class Seven Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit AA to the Agreement) is hereby amended to (i) remove from Section 2 the definition of "Majority in Interest of the Limited Partners" and (ii) to remove the second sentence from
Section 10.

         9. The Partnership Unit Designation of the Class Eight Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit BB to the Agreement) is hereby amended to (i) remove from Section 2 the definition of "Majority in Interest of the Limited Partners" and (ii) to remove the second sentence from
Section 9.

         10. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.


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         IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                                            GENERAL PARTNER:

                                            AIMCO-GP, INC.



                                            By: /s/ JOEL F. BONDER
                                               --------------------------------
                                               Name:  Joel F. Bonder
                                               Title: Executive Vice President